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                                                                  EXHIBIT 10.5.6


                               AMENDMENT NO. 6 TO
                      ORBCOMM SYSTEM PROCUREMENT AGREEMENT

         This Amendment No.6 ("Amendment No. 6") to the ORBCOMM System Procurement Agreement is entered into this 21st day of September, 1998 between ORBCOMM Global, L.P. ("ORBCOMM Global") and Orbital Sciences Corporation ("Orbital").

                                   WITNESSETH

         WHEREAS, the parties previously entered into the ORBCOMM System Procurement Agreement dated September 12, 1995 (the "Procurement Agreement") and Amendments No. 1, No. 2, No. 3, No. 4, and No. 5 thereto dated December 9, 1996, March 24, 1997, March 31, 1998, March 31, 1998, and July 30, 1998 respectively;

         WHEREAS, the parties wish to set forth their agreement on orbit parameter changes to the launch of ORBCOMM Plane C.

         NOW THEREFORE, the parties agree as follows:

                             ARTICLE 1 - DEFINITIONS

         Terms used herein and not otherwise defined shall have the meanings assigned thereto in the Procurement Agreement.

                             ARTICLE 2 - AMENDMENTS

         Section 2.1 The Table in Section 3.1.1 of Exhibit A, Part 1B Satellite Specifications of the Procurement Agreement shall be deleted in its entirety and replaced with the following:

---------------------------------------------------------------------------------------------------------------------
        Parameter               Plane A                    Plane B                             Plane C
---------------------------------------------------------------------------------------------------------------------
Target mean altitude       825 km, circular                818.5 km                            818.5 km

Maximum apogee altitude         882 km                  Target + 15 km                      Target + 15 km

Minimum perigee altitude        767 km                  Target - 15 km                     Target - 15.8 km

Target inclination              45 deg.                   45.02 deg.                          45.02 deg.

Inclination accuracy         +/- 0.3 deg.                +/- 0.1 deg.                        +/- 0.1 deg

Target right ascension       Unconstrained         120 deg. East of Plane A            120 deg. West of Plane A
of ascending nodes
Accuracy of ascending             N/A                    +/- 2.5 deg.                        +/- 2.5 deg.
node

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         Section 2.2 Table 3.1 in Section 3.1.1 of Exhibit A, Part 2 Statement
of Work and Specification for ORBCOMM Constellation Launch Services of the Procurement Agreement shall be deleted in its entirety and replaced with the following:

---------------------------------------------------------------------------------------------------------------------
        Parameter               Plane A                    Plane B                             Plane C
---------------------------------------------------------------------------------------------------------------------
Target mean altitude       825 km, circular                818.5 km                            818.5 km

Maximum apogee altitude         882 km                  Target + 15 km                      Target + 15 km

Minimum perigee altitude        767 km                  Target - 15 km                      Target - 15 km

Target inclination              45 deg.                   45.02 deg.                          45.02 deg.

Inclination accuracy         +/- 0.3 deg.                +/- 0.1 deg.                        +/- 0.1 deg

Target right ascension       Unconstrained     120 deg. East or West of Plane A        120 deg. West of Plane A
of ascending nodes
Accuracy of ascending             N/A                    +/- 2.5 deg.                        +/- 2.5 deg.
node

                     Table 3-1 Mission Orbital Requirements

                            SECTION 3 - MISCELLANEOUS

         Section 3.1 This Amendment No. 6 shall be construed in accordance with and governed by the laws of the Commonwealth of Virginia, without giving effect to the provisions, policies or principles thereof related to choice or conflict of laws.

         Section 3.2 No changes to the Procurement Agreement are authorized hereby except as otherwise specified in this Amendment No. 6.



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         IN WITNESS WHEREOF, the parties have executed this Amendment No. 6 as of the day and year first above written.



                              ORBCOMM GLOBAL, L.P.

                              By:
                                 ------------------------------------------
                              Name:  Scott L. Webster
                              Title: Chairman and Chief Executive Officer

                              ORBITAL SCIENCES CORPORATION

                              By:
                                 ------------------------------------------
                              Name:
                              Title:


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